UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

IVERIC bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36080	20-8185347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, 35th Floor

New York, NY 10119

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 845-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ISEE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Forward-Looking Statements

This Form 8-K contains forward-looking statements of Iveric bio, Inc. (the "Company") that involve substantial risks and uncertainties. Any statements in this Form 8-K about the Company’s future expectations, plans and prospects constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about the Company’s strategy, future operations and future expectations and plans and prospects for the Company, and any other statements containing the words "anticipate," "believe," "estimate," "expect," "intend," "goal," "may," "might," "plan," "predict," "project," "seek," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions. In this Form 8-K, the Company’s forward looking statements include, among other things, statements about the expected costs and expenses for the Company’s second Phase 3 trial evaluating Zimura for the treatment of geographic atrophy secondary to age-related macular degeneration (ISEE2008 trial) and the scale up, validation and other manufacturing activities for Zimura, the timing, scope and plans regarding the expansion of the Company’s clinical trial evaluating Zimura for the treatment of autosomal recessive Stargardt disease (OPH2005), the impact of the novel coronavirus (COVID-19) pandemic on the Company’s research and development programs, operations and financial position, its expectations to initiate enrollment in the ISEE2008 trial and to use its previously announced clinical trial of Zimura for the treatment of geographic atrophy (OPH2003) as a Phase 3 trial, its development and regulatory strategy for Zimura, the potential clinical meaningfulness of the results of clinical trials, the implementation of its business plan, the projected use of cash and cash balances, the timing, progress and results of the clinical trials that have been completed, and other research and development activities, the potential utility of its product candidates, and the potential for its business development strategy. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, those related to the progression and duration of the COVID-19 pandemic and responsive measures thereto and related effects on the Company’s research and development programs, operations and financial position, and on the conduct of clinical trials in general, the initiation and the progress of research and development programs and clinical trials, availability of data from these programs, reliance on university collaborators and other third parties, establishment of manufacturing capabilities, expectations for regulatory matters, need for additional financing and negotiation and consummation of business development transactions and other factors discussed in the "Risk Factors" contained in Exhibit 99.1 to this Form 8-K. Any forward-looking statements represent the Company’s views only as of the date of this Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law.

Item 8.01. Other Events.

Business Updates and Updated Risk Factors

Iveric bio, Inc. (the “Company”) is filing, as Exhibit 99.1 hereto, updated risk factors relating to the Company’s business. In addition, the Company is providing certain updates with respect to the Company’s business, as further described below.

In the second half of 2020, the Company plans to re-open enrollment in its OPH2005 trial to enroll up to approximately 50 additional patients, with the goal of retaining 120 patients for 18-month analysis as was initially intended in the protocol for the OPH2005 trial. The OPH2005 trial is the Company’s ongoing, randomized, double masked, sham controlled, multi-center Phase 2b clinical trial, evaluating the safety and efficacy of Zimura for the treatment of autosomal recessive Stargardt disease (STGD1). OPH2005 was designed to be a Phase 2b screening trial, with the potential to demonstrate statistically significant results depending on the magnitude of the potential benefit observed, and which the Company believes could potentially serve as a pivotal clinical trial. The Company initially completed enrollment for this trial in February 2019 with a total of 95 patients enrolled. Newly enrolled patients will be randomized to be treated with Zimura 4 mg or sham for 18 months, following which the Company would plan to analyze and announce data for all patients in the trial. The Company has been and expects to remain masked to the treatment condition of all patients in the trial. In addition, the Company has not reviewed and does not plan to review or analyze efficacy data for any patients in the trial, until the 18-month data has been collected and analyzed for all patients enrolled in the trial.

In addition, the Company currently estimates that the aggregate external costs of its planned ISEE2008 Phase 3 clinical trial evaluating Zimura for the treatment of geographic atrophy secondary to age-related macular degeneration will range between $40.0 million and $45.0 million, and that the aggregate external costs associated with manufacturing process scale-up and validation for Zimura, as well as the Company’s costs to develop a second source manufacturer during the course of the ISEE2008 trial, will range between $30.0 million and $35.0 million. The Company also estimates that the aggregate external costs to expand the OPH2005 clinical trial will be approximately $4.0 million. These costs do not include employee-related expenses for employees dedicated to Zimura clinical development and manufacturing activities, including salaries, benefits and share-based compensation expense.

Termination of "At the Market" Offering

On August 1, 2018, the Company entered into a Sales Agreement (the “Sales Agreement”) with Cowen and Company, LLC, as agent (“Cowen”), pursuant to which the Company could offer and sell common stock, par value $0.001 per share, for an aggregate offering price of up to $50,000,000 from time to time through Cowen (the “ATM Offering”). The Company filed a prospectus supplement with the Securities and Exchange Commission on November 12, 2019 in connection with the ATM Offering (the “ATM Prospectus Supplement”) under the Company’s shelf Registration Statement on Form S-3 (File No. 333-226497), which became effective on August 15, 2018 (the “Registration Statement”).

The Company terminated the Sales Agreement effective as of June 17, 2020. The Company did not incur any termination penalties as a result of the termination of the Sales Agreement. As of the effective date of the termination of the Sales Agreement, the Company had not sold any common stock pursuant to the Sales Agreement. The termination of the Sales Agreement terminated any future sales of common stock through the ATM Offering pursuant to the ATM Prospectus Supplement.

A copy of the Sales Agreement was filed as Exhibit 1.2 to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Risk Factors of Iveric bio, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2020	IVERIC bio, Inc.

	By:	/s/ David F. Carroll
David F. Carroll
Senior Vice President, Chief Financial Officer and Treasurer